                                                                  EXHIBIT (A)(2)
                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                       (INCLUDING THE ASSOCIATED RIGHTS)

                                       OF

                             MARCAM SOLUTIONS, INC.
                                       AT
                              $7.50 Net Per Share

              Pursuant to the Offer to Purchase dated June 3, 1999

                                       BY

                              M MERGER SUB, INC.,
                      a direct wholly owned subsidiary of

                              M ACQUISITION CORP.,
                     an indirect wholly owned subsidiary of

                                  INVENSYS PLC

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, WEDNESDAY, JUNE 30, 1999, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                             Bankers Trust Company

             BY MAIL:                           BY HAND:                BY OVERNIGHT MAIL OR COURIER:
   BT Services Tennessee, Inc.           Bankers Trust Company           BT Services Tennessee, Inc.
       Reorganization Unit           Corporate Trust & Agency Group     Corporate Trust & Agency Group
         P.O. Box 292737              Receipt and Delivery Window            Reorganization Unit
     Nashville, TN 37229-2737        123 Washington St., 1st Floor         648 Grassmere Park Road
                                           New York, NY 10006                Nashville, TN 37211

                             FACSIMILE COPY NUMBER

                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (615) 835-3701

                          FOR CONFIRMATION TELEPHONE:

                                 (615) 835-3572

                           FOR INFORMATION TELEPHONE:

                                 (800) 735-7777

                            ------------------------

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders of Marcam Solutions, Inc. if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose Share Certificates (as defined in the Offer to Purchase) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for the book-entry transfer on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
                                 -----------------------------------------------
    Account Number                                                            at
                   -----------------------------------------------------------
    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Tendering Stockholder(s)
                                       -----------------------------------------
    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------
    Window Ticket Number (if any)
                                 -----------------------------------------------
    Name of Institution which Guaranteed Delivery
                                                 -------------------------------
    If delivery is by book-entry transfer:
    Name of Tendering Institution
                                 -----------------------------------------------
    Account Number                                                            at
                  ------------------------------------------------------------
    Transaction Code Number
                           -----------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                              SHARES TENDERED
          (PLEASE FILL IN, IF BLANK)                              (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------
                                                         SHARE               NUMBER OF SHARES
                                                      CERTIFICATE             REPRESENTED BY             NUMBER OF
                                                       NUMBER(S)*            CERTIFICATE(S)*         SHARES TENDERED**
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                Total Shares
--------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by stockholders tendering by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered in the
     Depository are being tendered. See Instruction 4.
--------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to M Merger Sub, Inc., a Delaware corporation ("Offeror"), and a direct wholly owned subsidiary of M Acquisition Corp., a Delaware corporation ("Purchaser"), and an indirect wholly owned subsidiary of Invensys plc, a public limited company organized under the laws of England and Wales ("Parent"), the above-described shares of Common Stock, par value $.01 per share (the "Common Stock"), including the associated preferred stock purchase rights issued pursuant to the Amended and Restated Rights Agreement, dated September 18, 1998, as amended through the date hereof, between the Company and BankBoston, N.A., as Rights Agent (the "Rights" and, together with the Common Stock, the "Shares") of Marcam Solutions, Inc., a Delaware corporation (the "Company"), pursuant to Offeror's offer to purchase all of the outstanding Shares at a purchase price of $7.50 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 3, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). Each of Offeror and Purchaser is a corporation, newly formed by Parent in connection with the Offer and the transactions contemplated thereby. The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of May 27, 1999, among Parent, Purchaser, Offeror and the Company (the "Merger Agreement").

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and appoints Bankers Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and such other shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and such other shares or securities), or transfer ownership of such Shares (and such other Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and such other shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and such other shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints designees of Offeror and each of them as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the rights of the undersigned with respect to the Shares tendered hereby and accepted for payment by Offeror prior to the time of any vote or other action

(and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Offeror accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the stockholder with respect to such Shares (and such other shares and securities) will, without further action, be revoked and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Offeror will, with respect to the Shares (and such other shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders, or any adjournment or postponement thereof by written consent in lieu of any such meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's payment for such Shares, Offeror must be able to exercise full voting and other rights with respect to such Shares (and such other shares and securities), including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and that when the same are accepted for payment by Offeror, Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and such other shares or securities).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any Share Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Offeror does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than designated above.

   Issue  [ ] check  [ ] certificate(s) to:

   Name
       ---------------------------------------------------------------------
                                (PLEASE PRINT)

       ---------------------------------------------------------------------

   Address
          ------------------------------------------------------------------

          ------------------------------------------------------------------
                                                            (ZIP CODE)

          ------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below.

          -------------------------------------------------------------


          -------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail check and/or certificate(s) to:

   Name
       ---------------------------------------------------------------------
                                    (PLEASE PRINT)

       ---------------------------------------------------------------------

   Address
          ------------------------------------------------------------------

          ------------------------------------------------------------------
                                                                 (ZIP CODE)

          ------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                           (SEE SUBSTITUTE FORM W-9)

          ------------------------------------------------------------

                                   SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)
Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

Taxpayer Identification Number
or Social Security Number
                         -------------------------------------------------------
                                      (SEE SUBSTITUTE FORM W-9)

Dated:                                                                    , 1999
--------------------------------------------------------------------------

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

            FOR USE BY FINANCIAL INSTITUTIONS ONLY, PLACE MEDALLION
                           GUARANTEE IN SPACE BELOW.

Authorized signature(s)
                       ---------------------------------------------------------

Name
    ----------------------------------------------------------------------------
                                      (PLEASE PRINT)

Name of Firm
            --------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

Dated:                                                                    , 1999
      --------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on Letters of Transmittal must be guaranteed by a member in good standing of the Securities Transfer Agents Medallion Program, or by any other firm which is a bank, broker, dealer, credit union or savings association (each of the foregoing being referred to as an "Eligible Institution" and, collectively, as "Eligible Institutions"), except in cases where Shares are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Delivery Instructions" or the box labeled "Special Payment Instructions" on the Letter of Transmittal or (ii) for the account of any Eligible Institution. See Instruction 5. If the Share Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or Share Certificates not accepted for payment or not tendered are to be returned, to a person other than the registered holder, then the Share Certificates must be endorsed or accompanied by duly executed stock powers, in either case, signed exactly as the name of the registered holder appears on such certificates, with the signatures on such certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in
Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, must be received by the Depositary prior to the Expiration Date; and (c) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), and any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the NASDAQ National Market is open for business.

     THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares represented by the old Share Certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case, the certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appears(s) on the certificate(s) for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with such stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

     9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

     10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone number set forth below.

     11. Waiver of Conditions. The conditions of the Offer may be waived by Offeror (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in Offeror's sole discretion.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

--------------------------------------------------------------------------------------------------------------------------

                                             PAYER'S NAME: [               ]
--------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT
  FORM W-9                     AND CERTIFY BY SIGNING AND DATING BELOW.                     TIN: -------------------------
                                                                                                   Social Security
                                                                                                 Number or Taxpayer
                                                                                                Identification Number
                             ---------------------------------------------------------------------------------------------

 DEPARTMENT OF THE             PART II--For Payees exempt from backup withholding, see the enclosed Guidelines for
  TREASURY, INTERNAL           Certification of Taxpayer Identification Number on Substitute Form W-9 and complete
  REVENUE SERVICE              as instructed therein.

  PAYER'S REQUEST FOR          -------------------------------------------------------------------------------------------
  TAXPAYER IDENTIFICATION      Certification--Under penalties of perjury, I certify that:
  NUMBER ("TIN") AND
  CERTIFICATION                (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                               (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
                                   that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                               -------------------------------------------------------------------------------------------

                               SIGNATURE: ----------------------------------------  DATE: --------------------------------

--------------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines).

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

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                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social
 Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld, but such amounts will be refunded to me if I then provide a Taxpayer Identification Number within (60) days.

  Signature: ------------------------------------------------------ Date: ------------------------

--------------------------------------------------------------------------------------------------

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

                    THE INFORMATION AGENT FOR THE OFFER IS:
                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 848-3409

                      THE DEALER MANAGER FOR THE OFFER IS:

                           MORGAN STANLEY DEAN WITTER

                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-7896

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